MET INVESTORS SERIES TRUST

                     Third Avenue Small Cap Value Portfolio

                        SUPPLEMENT DATED MAY 31, 2007 TO
                        PROSPECTUSES DATED APRIL 30, 2007



This Supplement is made as of May 31, 2007 to the Prospectuses dated April 30, 2007.

Effective on May 22, 2007, the following replaces in its entirety the information appearing under the heading "Principal Investment Strategy" in the prospectuses:

         The Portfolio seeks to achieve its objective by investing at least 80% of its assets in a portfolio of equity securities of companies having market capitalizations within the range of capitalizations of companies in the Russell 2000 Index, the S&P SmallCap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of the investment, during the most recent 12-month period (based on month-end data). The Portfolio may continue to hold or buy additional stock in a company that exceeds this range if the stock remains attractive. The Portfolio may also invest up to 35% of its total assets in foreign securities.

         The Portfolio adheres to a strict value discipline in selecting investments. The Portfolio's Adviser identifies investment opportunities through intensive research of individual companies and generally does not focus on stock market conditions and other macro factors. The Portfolio may seek investments in the securities of companies in industries that are temporarily depressed. The Portfolio follows a strategy of "buy and hold." The Portfolio will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

         The Portfolio is non-diversified, which means that the Portfolio may have fewer investments than diversified mutual funds of comparable size. However, the Portfolio currently intends to operate as a diversified fund.


Date:  May 31, 2007